Trading Account Profits and Losses [Text Block]	12 Months Ended
Mar. 31, 2017
Text Block [Abstract]
Trading Account Profits and Losses [Text Block]
29.	TRADING ACCOUNT PROFITS AND LOSSES

The MUFG Group performs trading activities through market-making, sales and arbitrage, while maintaining risk levels within appropriate limits in accordance with its risk management policy.

The MUFG Group has trading account securities and trading derivative assets and liabilities for this purpose. In addition, the trading account securities include foreign currency-denominated debt securities such as foreign governments or official institutions bonds, corporate bonds and mortgage-backed securities, which are mainly comprised of securities measured at fair value under the fair value option.

Net trading gains (losses) for the fiscal years ended March 31, 2015, 2016 and 2017 were comprised of the following:

	2015	2016	2017
	(in millions)
Interest rate and other derivative contracts	¥(37,486)	¥434,323	¥(325,007)
Trading account securities, excluding derivatives	1,186,147	(157,669)	(314,177)

Trading account profits (losses)—net	1,148,661	276,654	(639,184)
Foreign exchange derivative contracts(1)	(217,524)	374,324	(183,159)

Net trading gains (losses)	¥931,137	¥650,978	¥(822,343)

Note:

(1)	Gains (losses) on foreign exchange derivative contracts are included in Foreign exchange gains (losses)—net in the accompanying consolidated statements of income. Foreign exchange gains (losses)—net in the accompanying consolidated statements of income are also comprised of foreign exchange gains (losses) other than derivative contracts and foreign exchange gains (losses) related to the fair value option.

For further information on the methodologies and assumptions used to estimate fair value, see Note 32, which also shows fair values of trading account securities by major category. Note 24 discloses further information regarding the derivative-related impact on Trading account profits (losses)—net by major category.